Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Berkshire Hills Bancorp, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Wayne F. Patenaude, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                                   /s/ Wayne F. Patenaude
                                                   ----------------------
                                                   Wayne F. Patenaude
                                                   Chief Financial Officer
                                                   November 10, 2003

A signed original of this written statement required by Section 906 has been provided to Berkshire Hills Bancorp, Inc. and will be retained by Berkshire Hills Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.